Exhibit 10.1

Storage Service Agreement

Party A：UNITED WAREHOUSE MANAGEMENT LIMITED

Party B：LEI TAT TRADING (INTERNATIONAL) LIMITED.

Location of Storage：LOT NO. 1302 IN D.D.119 / LOT NO. 1303 IN D.D.119 / LOT NO. 1304 IN D.D.119 / LOT NO. 1305 IN D.D.119，“Location”

Storage Area：Chart（30,000 sq. ft. with a top cover“Attached Chart highlighted in red box”）

Storage Period：From November 16, 2024 to November 15, 2027（Three-year fixed agreement）and from November 16, 2027 to November 15, 2028 (One-year with termination terms)

Storage Service Fees：Monthly HKD $420,000.00

This Agreement is entered into by Party A and Party B on November 8, 2024.

Party A, Party B、Location of storage、Storage area、Storage period and Storage service fees are listed in the following sections:“Appendix 1” 、“Appendix 2”及“Chart”，and agree to abide by and fulfill the following terms：-

1.	Party B shall pay the designated storage fee to Party A on the first day of each month during the deposit period. If Party B does not pay the deposit fee within 14 days from the date of the deposit fee, Party A has the right to take appropriate action to recover the outstanding storage costs of Party B. The items stored by Party B in the storage location and within the scope are also waived. All costs and expenses arising therefrom will constitute Party B's debt to Party A.

2.	Party B undertakes to use the storage location and scope for the purpose of storage.

3.	Party B shall comply with the laws, ordinances and rules of the Hong Kong Special Administrative Region and the terms and conditions of the relevant contract to which the storage location belongs.

4.	Party B shall pay all water, electricity, gas, telephone and other similar miscellaneous charges related to the location and area of the warehouse during the storage period.

5.	Party B shall keep the structures at the Location and within the storage area in good condition (except for natural wear and tear and damage caused by inherent defects) during the storage period, and shall return the structures at the storage location and within the storage area to Party A in the same repair condition or in the original condition when the storage period expires or is terminated.

6.	Party B shall not store any contraband or violate the fire protection regulations of the relevant Location.

7.	Party A is responsible for paying rates and Government rent in relation to the location and area of the Location.

8.	During the storage period, if the government takes back the location and scope of the Location, Party B shall cooperate with Party A's request and unconditionally move out the items belonging to Party B within the location and scope of the warehouse.

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9.	Party B shall pay Party A a security deposit (the amount as set out in Schedule 1) as a security deposit to ensure Party B's compliance with and performance of the terms and conditions of this Warehouse Agreement. If Party B does not breach any of the terms of this Deposit Agreement during the Deposit Period, Party A shall refund the deposit to Party B without interest within 14 days after the recovery of the location and scope of the Deposit or all relevant arrears of Party B (whichever is later). provided, however, that if you default on any of the storage charges and/or other arrears payable under this Deposit Agreement for a period of more than 14 days (whether or not to be recovered by legal action) or if you breach any of the terms of this Agreement, you may lawfully recover the location and extent of the Deposit at any time and this Deposit Agreement will be terminated immediately; Party A may deduct from the deposit the losses suffered by Party A as a result of Party B's breach, and this right will not affect Party A's other legal actions that Party A may take as a result of Party B's breach.

10.	If Party B pays the storage fees and miscellaneous charges on time and does not violate any of the terms of this Warehouse Agreement, Party A shall not unilaterally withdraw or terminate this Agreement during the Storage Period.

11.	Party B may store the goods of other persons or third parties at the location and scope of the warehouse, provided that Party B retains its responsibility and all terms and conditions of this storage contract.

12.	Party A guarantees that the above-mentioned lots have the legal right to use, and if there is a dispute over land ownership during the storage period, it will be handled by Party A without affecting the operation of Party B. In addition to the above circumstances, if Party B handles the situation by itself without notifying Party A in advance, Party A will not be responsible for any problems that occur in the future

13.	If either party intends to shorten the agreed storage period in advance, it must notify the other party in writing for three months, but not within 33 months from the storage period, the lease can be terminated, otherwise it must compensate the other party for the losses arising therefrom, all objects must be cleaned up before the return to the auspicious date, if there are any uncleaned items, Party B shall be responsible for the cost of cleaning and moving, and Party B shall not require Party A to contract and compensate. The deposit prepaid by Party B to Party A shall be refunded to Party B without interest within 14 days after Party B has paid all the deposit fees until the auspicious date and has not violated any terms of this Storage Service Agreement.

14.	With the written approval of Party B, the personnel assigned by Party A may enter the storage location and area at an appropriate time to inspect the recent situation or carry out any maintenance works

15.	This Storage Service Agreement shall be made in duplicate, with Schedule 1 and attached charts for a total of 5 pages, and Party A and Party B shall each hold one copy for the record. The parties agree on the terms of this agreement after negotiation, and clearly understand all the contents and terms of this storage agreement and sign it.

16.	Stamping Fee: Party A and Party B are jointly responsible for the stamping fee of this Agreement in duplicate

17.	Party A shall apply to the Town Planning Board for the change of "Proposed Temporary Warehouse for Storage of Food" to "Proposed Temporary Storage of Construction Materials" in the column of Application for Use/Development in Annex 2 within two months after the signing of the Storage Service Agreement; After completing the application, Party A shall keep the information in this application form and the e-mail reply record of the Town Planning Board to Party B for record. If Party A does not make the above application within the time limit, Party B has the right to terminate the deposit agreement by notifying Party A in writing within one month after the time limit, and Party A shall refund the deposit to Party B in accordance with the clause 9 of the agreement.

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Party A and Party B agree to the terms and contents of the above agreement and sign it

Party A Signature：

_________________________________

Company Name： UNITED WAREHOUSE MANAGEMENT LIMITED

Business Registration Number：75279678

Contact: CHAN SZE YU

HKID：Z681692(5)

Position：Director

Date：November 8, 2024

Party B Signature：

__________________________________________

Company Name：LEI TAT TRADING (INTERNATIONAL) LIMITED

Business Registration Number：37289249-000-10-24-5

Contact： Lee Fan Man

National ID: 44050619791230002

Position：Director/Authorized Person

Date：November 8, 2024

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CHART

Legend:
300x300 H Beam
200x200 H-Beam
(+8) Level Difference in mm
2-Storey Container
2-Storey Container
Ramp
Toilet
Canopy
3967
3950
3950
3950
3950
3950
3800
3860
3860
5860
Headroom 4.44m
Headroom 4.37m
C
Reserved for Landlord
Headroom 8.12m
8000
7500
Headroom 9.14m
Headroom 9.12m
Headroom 9.13m
Headroom 8.06m
300x300 H-Beam
200x200 H-Beam
5146
6034
6025
6059
6021
5976
6020
6056
6001
5984
A
Area = 1,946.9 sq m
20,956.3 sq ft
Perimeter = 177.3 m
581.6 ft
C
Area
Perim
Sheet Shutter
Sheet Shutter
Door
B
Area = 710.6 sq m
7,648.8 sq ft
Perimeter = 118.2 m
387.8 ft
(±0)
(+8)
(±0)
(-9)
(±0)
(+7)
(+1)
(+16)
(-3)
(+1)
(-7)
(+22)
(+3)
(+11)
(+16)
(+5)
(-7)
(-1)
(-10)
(+23)
(-10)
(+14)
(-7)
(-15)
(-6)
(+7)
(-63)
(-29)
(-18)
(-39)
(-34)
(+15)
(-8)
(-34)
(+11)
(+15)
(-13)
(-4)
(+20)
(+22)
(+23)
(-10)
(-35)
(-2)
(+2)
(+7)
(+1)
(+19)
(-13)
(-3)

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APPENDIX 1

LOTS ：LOT NO. 1302 IN D.D.119 / LOT NO. 1303 IN D.D.119 /

LOT NO. 1304 IN D.D.119 / LOT NO. 1305 IN D.D.119

Party A ： UNITED WAREHOUSE MANAGEMENT LIMITED

Business Registration Number：75279678

Address ：RM 1401, 14/F., PHASE I AUSTIN TOWER, NO.22/26 AYSTIN AVENUE, HONG KONG.

Telephone ：852-6606 3331

Contact Person ：Chan Sze Yu

Party B ：LEI TAT TRADING (INTERNATIONAL) LIMITED.

Business Registration Number：37289249-000-10-24-5

Address ：Flat E, 6/F, King Win Factory Building, 65-67 King Yip Street, Kwun Tong, Hong Kong.

Telephone ：

Contact Person：Li Fan Man/ National ID：44050619791230002

Storage Period：November 16, 2024 to November 15, 2027 (Both dates inclusive)

Storage Fees ：Monthly HKD $420,000.00

Deposit ：HKD$1,260,000.00

Payment Method：Bank transfer or deposit to bank account of United Warehouse Management Limited

Bank Account ：Overseas Chinese Bank (Hong Kong) Limited

(035) 815780-831

(After payment, the receipt needs to be sent back to Party A's representative)

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APPENDIX 2

6

CHART

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